Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of 8point3 Energy Partners LP (the “Partnership”) on Form 10-Q for the period ended August 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles D. Boynton, Chief Executive Officer of 8point3 General Partner, LLC, the general partner of the Partnership, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: October 3, 2016	By:	/s/ CHARLES D. BOYNTON
Charles D. Boynton
Chairman of the Board, Chief Executive Officer and Director
of 8point3 General Partner, LLC
(Principal Executive Officer)